UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

HESKA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3760 Rocky Mountain Avenue, Loveland, Colorado 80538
(Address of principal executive offices) (ZIP code)

(970) 493-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HSKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 7, 2023, Heska Corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed merger (the “Merger”) of Helsinki Merger Sub LLC, a Delaware limited liability company (“Merger Sub”) and a wholly-owned subsidiary of Antech Diagnostics, Inc., a California corporation (“Acquiror”), with and into the Company, pursuant to which the Company would continue as the surviving corporation in the Merger and become a wholly-owned subsidiary of Acquiror. At the close of business on the record date of the Special Meeting, there were 10,913,754 shares of public common stock, par value $0.01, of the Company outstanding (collectively, the “Common Stock”), each of which was entitled to one vote with respect to the proposals voted on at the Special Meeting. A total of 8,743,139 shares of Common Stock, representing approximately 80.11% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum.

The following is a summary of the matters voted on at the Special Meeting based on the final, certified report of the voting results by the independent inspector of elections. The definitive proxy statement related to the Special Meeting that was filed by the Company with the Securities and Exchange Commission under cover of Schedule 14A (File No. 000-22427) on May 8, 2023 contains a description of the following proposals considered at the Special Meeting. There were no recorded broker non-votes.

Proposal 1: The Merger Proposal

To adopt and approve the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 31, 2023, by and among the Company, Acquiror, Merger Sub, and, solely for purposes of Section 9.15 of the Merger Agreement, Mars, Incorporated (the “Merger Proposal”). The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

For	Against	Abstentions
8,718,440	13,972	10,727

Proposal 2: The Advisory Compensation Proposal

To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger. The following non-binding, advisory votes were cast at the Special Meeting (in person or by proxy):

For	Against	Abstentions
2,431,801	6,296,627	14,711

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there were insufficient votes at the Special Meeting to approve the Merger  Proposal (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Merger  Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the stockholders for approval at the Special Meeting.

No other business properly came before the Special Meeting.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of the Company, stockholder and regulatory approvals, the expected timetable for completing the proposed transaction and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.  These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the proposed transaction; the timing to consummate the proposed transaction and the risk that the proposed transaction may not be completed at all or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that the conditions to closing of the proposed transaction may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the proposed transaction; legislative, regulatory and economic developments; and the diversion of management’s time on transaction-related issues.  The Company can give no assurance that the conditions to the proposed transaction will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC and in any other SEC filings made by the Company.  The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION

Date: June 7, 2023	By:	/s/ Christopher Sveen
Christopher Sveen
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

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